UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2015

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition and Release Agreement with Keith J. Ebling

On September 9, 2015, Keith J. Ebling, the Company’s Executive Vice President and General Counsel through July 24, 2015, entered into a Transition and Release Agreement (the “Transition Agreement”) with the Company to provide for a transition period. Pursuant to the terms of the Transition Agreement, Mr. Ebling will remain employed through the earlier of (i) June 1, 2016 (the “Separation Date”), (ii) the date of death or disability (as defined) or (iii) an earlier termination of employment by Mr. Ebling or the Company. Subject to certain conditions, Mr. Ebling will continue to receive his base salary through the Separation Date and will generally be eligible for other benefits consistent with his status as an employee of the Company, provided that, Mr. Ebling will not participate in the annual bonus program for the 2015 or 2016 performance periods or receive any additional equity grants.

Subject to certain conditions, Mr. Ebling will become entitled to the following separation benefits (the “Separation Benefits):

•	$1,575,000, less taxes and withholding, paid in substantially equal monthly installments over a nine-month period beginning on July 1, 2016.

•	An amount equal to the monthly costs of continuing medical, dental, vision and employee assistance programs for Mr. Ebling and his dependents through the nine month anniversary following the Separation Date, subject to certain terms and conditions

•	Continued vesting through the Termination Date of outstanding equity awards, except that performance shares granted on March 5, 2014 and March 4, 2015 will be eligible to vest in a number of shares equal to the lesser of (i) the number of shares earned based on actual achievement of performance criteria or (ii) the number of shares that would have vested based on an assumed performance period ending as of September 1, 2015, in either case pro-rated for the portion of the applicable performance period that he was employed through September 1, 2015.

•	In lieu of his cash bonus for the 2015 performance period, a transition bonus of $346,918, payable during the first quarter of 2016.

Mr. Ebling remains subject to the restrictive covenants under his employment agreement, including non-solicitation, non-competition, confidentiality and non-disparagement provisions, and the Company’s Clawback and Recoupment Policy.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Transition and Release Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment of Employment Agreement with George Paz

On September 9, 2015, George Paz, Chief Executive Officer and Chairman of the Board of the Company, and the Company amended Section 4.8 of Mr. Paz’s executive employment agreement to provide that, following the termination of Mr. Paz’s agreement for any reason other than for Cause, Death or Disability (as such terms are defined in the employment agreement), the Company shall make available to Mr. Paz office space at a Company location, and access to Company provided administrative and technical support related to the office space. After an initial five-year period, Mr. Paz will reimburse the Company for related costs if he desires to maintain the office space and related support. The executive employment agreement was also amended to remove the obligation of Mr. Paz to resign from the Companys’ board of directors upon the termination of his employment. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the Executive Employment Agreement of George Paz, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2015, as part of the annual review of corporate governance documents and policies, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated Bylaws effective on September 9, 2015. Such amendment clarified and updated certain provisions in Sections 1.11 and 1.13 of the Bylaws with respect to the obligations of stockholders and board nominees to provide and update information, and to make certain commitments, in connection with nomination of Board candidates or making of other proposals to be considered at stockholder meetings. The Company’s Amended and Restated Bylaws, as amended on September 9, 2015, are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the amendment to the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended.

Item 7.01 Regulation FD Disclosure.

On September 9, 2015, as part of the annual review of corporate governance documents and policies, the Board of Directors of the Company approved an amendment to (i) the Company’s Corporate Governance Committee Charter, and (ii) the Company’s Corporate Governance Guidelines. The amendment to the Corporate Governance Committee Charter provides that the Committee shall review the Company’s policies with respect to political and lobbying contributions and activity and shall receive regular updates from management regarding these expenditures and activities. The amendment to the Corporate Governance Guidelines provides (i) upon the transition of the Chief Executive Officer, the roles of the Chairman of the Board and Chief Executive Officer shall generally be split until such time as the Board determines otherwise based on the best interests of the Company, and (ii) that director participation in director continuing education programs is an appropriate expense to be reimbursed by the Company.

The Company’s Corporate Governance Committee Charter, as amended on September 9, 2015, and the Company’s Corporate Governance Guidelines, as amended on September 9, 2015, are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information contained in the accompanying Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information and exhibits shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) The following Exhibits are furnished as part of this report on Form 8-K:

Exhibit 3.1	Amended and Restated Bylaws of the Company, as amended on September 9, 2015

Exhibit 10.1	Transition and Release Agreement dated September 9, 2015 between Keith J. Ebling and Express Scripts Holding Company

Exhibit 10.2	First Amendment dated September 9, 2015 to the Executive Employment Agreement of George Paz

Exhibit 99.1	Corporative Governance Committee Charter, as amended on September 9, 2015

Exhibit 99.2	Corporate Governance Guidelines, as amended on September 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: September 11, 2015	By:	/s/ Martin P. Akins
Martin P. Akins
Deputy General Counsel

Exhibit Index

Exhibit 3.1	Amended and Restated Bylaws of the Company, as amended on September 9, 2015

Exhibit 10.1	Transition and Release Agreement dated September 9, 2015 between Keith J. Ebling and Express Scripts Holding Company

Exhibit 10.2	First Amendment dated September 9, 2015 to the Executive Employment Agreement of George Paz

Exhibit 99.1	Corporative Governance Committee Charter, as amended on September 9, 2015

Exhibit 99.2	Corporate Governance Guidelines, as amended on September 9, 2015